Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:
1)    Registration Statement (Form S-8 No. 333-214018) pertaining to the Everspin Technologies, Inc. 2008 Equity Incentive Plan, 2016 Equity Incentive Plan and the 2016 Employee Stock Purchase Plan,
2) Registration Statement (Form S-8 No. 333-219938) pertaining to the Everspin Technologies, Inc. 2016 Equity Incentive Plan and the 2016 Employee Stock Purchase Plan,
3) Registration Statement (Form S-8 No. 333-225119) pertaining to the Everspin Technologies, Inc. 2016 Equity Incentive Plan and the 2016 Employee Stock Purchase Plan,
4) Registration Statement (Form S-8 No. 333-230349) pertaining to the Everspin Technologies, Inc. 2016 Equity Incentive Plan and the 2016 Employee Stock Purchase Plan,
5) Registration Statement (Form S-8 No. 333-237146) pertaining to the Everspin Technologies, Inc. 2016 Equity Incentive Plan and the 2016 Employee Stock Purchase Plan,
6) Registration Statement (Form S-8 No. 333-253884) pertaining to the Everspin Technologies, Inc. 2016 Equity Incentive Plan and the 2016 Employee Stock Purchase Plan,
7) Registration Statement (Form S-8 No. 333-258794) pertaining to the Everspin Technologies, Inc. Amended and Restated 2016 Equity Incentive Plan,
8) Registration Statement (Form S-8 No. 333-263404) pertaining to the Everspin Technologies, Inc. Amended and Restated 2016 Equity Incentive Plan and Everspin Technologies, Inc. 2016 Employee Stock Purchase Plan,
9) Registration Statement (Form S-8 No. 333-270242) pertaining to the Everspin Technologies, Inc. Amended and Restated 2016 Equity Incentive Plan and Everspin Technologies, Inc. 2016 Employee Stock Purchase Plan,
10) Registration Statement (Form S-3 No. 333-275585) of Everspin Technologies, Inc.,
11) Registration Statement (Form S-8 No. 333-277543) pertaining to the Everspin Technologies, Inc. Amended and Restated 2016 Equity Incentive Plan and Everspin Technologies, Inc. 2016 Employee Stock Purchase Plan, and
12) Registration Statement (Form S-8 No. 333-285371) pertaining to the Everspin Technologies, Inc. Amended and Restated 2016 Equity Incentive Plan and Everspin Technologies, Inc. 2016 Employee Stock Purchase Plan;

of our report dated March 4, 2026, with respect to the financial statements of Everspin Technologies, Inc. included in this Annual Report (Form 10-K) of Everspin Technologies, Inc. for the year ended December 31, 2025.

/s/ Ernst & Young LLP

Phoenix, Arizona

March 4, 2026